                                                                EXHIBIT 99.2

All information in the following tables is presented on a basis prepared in accordance with accounting principles generally accepted in the United States
(GAAP), unless otherwise indicated.

(Preliminary)
                           AMERICAN EXPRESS COMPANY
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                  (Unaudited)


(Millions)
                                                         Quarters Ended                           Six Months Ended
                                                            June 30,                                  June 30,
                                                    ------------------------   Percentage     ------------------------   Percentage
                                                       2003          2002       Inc/(Dec)        2003          2002       Inc/(Dec)
                                                    ----------    ----------   ----------     ----------    ----------   ----------
Revenues
  Discount revenue                                  $   2,152     $   1,997          7.7 %    $   4,128     $   3,842          7.4 %
  Interest and dividends, net                             780           658         18.6          1,547         1,416          9.3
  Securitization income                                   630           540         16.8          1,116           923         21.0
  Management and distribution fees                        569           609         (6.5)         1,089         1,206         (9.7)
  Net card fees                                           455           429          6.0            906           852          6.3
  Cardmember lending net finance charge revenue           397           366          8.6            855           771         11.0
  Travel commissions and fees                             373           369          1.0            713           697          2.2
  Other revenues                                        1,000           977          2.3          2,025         1,997          1.4
                                                    ----------    ----------                  ----------    ----------
    Total revenues                                      6,356         5,945          6.9         12,379        11,704          5.8
Expenses
  Human resources                                       1,576         1,454          8.4          3,066         2,932          4.6
  Provision for losses and benefits                     1,075         1,104         (2.8)         2,185         2,263         (3.5)
  Marketing and promotion                                 443           386         14.5            807           748          7.8
  Interest                                                231           277        (16.6)           461           548        (15.8)
  Other operating expenses                              1,934         1,776          9.0          3,767         3,420         10.2
  Restructuring charges                                     -            (6)           -              -           (19)           -
  Disaster recovery charge                                  -            (7)           -              -            (7)           -
                                                    ----------    ----------                  ----------    ----------
    Total expenses                                      5,259         4,984          5.5         10,286         9,885          4.0
                                                    ----------    ----------                  ----------    ----------
Pretax income                                           1,097           961         14.3          2,093         1,819         15.1
Income tax provision                                      335           278         21.0            639           518         23.5
                                                    ----------    ----------                  ----------    ----------
Net income                                          $     762     $     683         11.5%     $   1,454     $   1,301         11.7 %
                                                    ==========    ==========                  ==========    ==========

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                     CONDENSED CONSOLIDATED BALANCE SHEETS
                                  (Unaudited)


(Billions)
                                                                  June 30,      December 31,
                                                                    2003            2002
                                                                ------------    ------------
Assets
  Cash and cash equivalents                                     $         7     $        10
  Accounts receivable                                                    29              29
  Investments                                                            56              54
  Loans                                                                  28              28
  Separate account assets                                                24              22
  Other assets                                                           15              14
                                                                ------------    ------------
    Total assets                                                $       159     $       157
                                                                ============    ============
Liabilities and Shareholders' Equity
  Separate account liabilities                                  $        24     $        22
  Short-term debt                                                        17              21
  Long-term debt                                                         18              16
  Other liabilities                                                      86              84
                                                                ------------    ------------
    Total liabilities                                                   145             143
                                                                ------------    ------------
  Shareholders' Equity                                                   14              14
                                                                ------------    ------------
    Total liabilities and shareholders' equity                  $       159     $       157
                                                                ============    ============

Note: Certain prior period amounts have been restated to conform to current year presentation.

(Preliminary)

                           AMERICAN EXPRESS COMPANY
                               FINANCIAL SUMMARY
                                  (Unaudited)



(Millions)
                                                         Quarters Ended                           Six Months Ended
                                                            June 30,                                  June 30,
                                                    ------------------------   Percentage     ------------------------   Percentage
                                                       2003          2002       Inc/(Dec)        2003          2002       Inc/(Dec)
                                                    ----------    ----------   ----------     ----------    ----------   ----------
REVENUES (A)
  Travel Related Services                           $   4,734     $   4,462            6 %    $   9,220     $   8,661            6 %
  American Express Financial Advisors                   1,496         1,351           11          2,907         2,785            4
  American Express Bank                                   200           180           11            397           358           11
                                                    ----------    ----------                  ----------    ----------
                                                        6,430         5,993            7         12,524        11,804            6
  Corporate and other,
    including adjustments and eliminations                (74)          (48)         (52)          (145)         (100)         (45)
                                                    ----------    ----------                  ----------    ----------
CONSOLIDATED REVENUES                               $   6,356     $   5,945            7 %    $  12,379     $  11,704            6 %
                                                    ==========    ==========                  ==========    ==========
PRETAX INCOME (LOSS)
  Travel Related Services                           $     937     $     822           14 %    $   1,795     $   1,488           21 %
  American Express Financial Advisors                     209           202            4            387           454          (15)
  American Express Bank                                    39            27           43             68            47           46
                                                    ----------    ----------                  ----------    ----------
                                                        1,185         1,051           13          2,250         1,989           13
  Corporate and other                                     (88)          (90)           3           (157)         (170)           7
                                                    ----------    ----------                  ----------    ----------
PRETAX INCOME                                       $   1,097     $     961           14 %    $   2,093     $   1,819           15 %
                                                    ==========    ==========                  ==========    ==========
NET INCOME (LOSS)
  Travel Related Services                           $     634     $     565           12 %    $   1,218     $   1,032           18 %
  American Express Financial Advisors                     157           145            8            290           327          (11)
  American Express Bank                                    27            18           45             46            31           49
                                                    ----------    ----------                  ----------    ----------
                                                          818           728           12          1,554         1,390           12
  Corporate and other                                     (56)          (45)         (21)          (100)          (89)         (12)
                                                    ----------    ----------                  ----------    ----------
NET INCOME                                          $     762     $     683           11 %    $   1,454     $   1,301           12 %
                                                    ==========    ==========                  ==========    ==========

(A) Managed net revenues are reported net of American Express Financial Advisors' provision for losses and benefits and exclude the effect of TRS' securitization activities. The following table reconciles consolidated GAAP revenues to Managed Basis net revenues:

       GAAP revenues                                $   6,356     $   5,945            7 %    $  12,379     $  11,704            6 %
         Effect of TRS securitizations                    216           193                         480           446
         Effect of AEFA provisions                       (526)         (458)                     (1,032)         (928)
                                                    ----------    ----------                  ----------    ----------
       Managed net revenues                         $   6,046     $   5,680            6 %    $  11,827     $  11,222            5 %
                                                    ==========    ==========                  ==========    ==========

(Preliminary)
                           AMERICAN EXPRESS COMPANY
                         FINANCIAL SUMMARY (CONTINUED)
                                  (Unaudited)

                                                         Quarters Ended                           Six Months Ended
                                                            June 30,                                  June 30,
                                                    ------------------------   Percentage     ------------------------   Percentage
                                                       2003          2002       Inc/(Dec)        2003          2002       Inc/(Dec)
                                                    ----------    ----------   ----------     ----------    ----------   ----------
EARNINGS PER SHARE

BASIC
  Earnings per common share                         $    0.59     $    0.52          13  %    $    1.13     $    0.98          15  %
                                                    ==========    ==========                  ==========    ==========
  Average common shares outstanding (millions)          1,283         1,325          (3) %        1,290         1,325          (3) %
                                                    ==========    ==========                  ==========    ==========

DILUTED
  Earnings per common share                         $    0.59     $    0.51          16  %    $    1.12     $    0.97          15  %
                                                    ==========    ==========                  ==========    ==========
  Average common shares outstanding (millions)          1,295         1,341          (3) %        1,300         1,338          (3) %
                                                    ==========    ==========                  ==========    ==========
Cash dividends declared per common share            $    0.10     $    0.08          25  %    $    0.18     $    0.16          13  %
                                                    ==========    ==========                  ==========    ==========

                       SELECTED STATISTICAL INFORMATION
                                  (Unaudited)

                                                         Quarters Ended                           Six Months Ended
                                                            June 30,                                  June 30,
                                                    ------------------------   Percentage     ------------------------   Percentage
                                                       2003          2002       Inc/(Dec)        2003          2002       Inc/(Dec)
                                                    ----------    ----------   ----------     ----------    ----------   ----------
Return on average total shareholders' equity (A)         20.1%         15.2%          -            20.1%         15.2%          -
Common shares outstanding (millions)                    1,286         1,332          (3) %        1,286         1,332          (3) %
Book value per common share                         $   11.27     $    9.98          13  %    $   11.27     $    9.98          13  %
Shareholders' equity (billions)                     $    14.5     $    13.3           9  %    $    14.5     $    13.3           9  %

(A) Computed on a trailing 12-month basis using total shareholders' equity as reported in the Consolidated Financial Statements prepared in accordance with GAAP. All return on average total shareholders' equity and return on average total asset calculations in this and following tables are revised from amounts previously reported. Previously, these calculations excluded the effect on shareholders' equity and total assets of Statement of Financial Accounting Standards (SFAS) No. 115,
     "Accounting for Certain Investments in Debt and Equity Securities" and SFAS No. 133, "Accounting for Derivative Instruments and
     Hedging Activities."

(Preliminary)
                           AMERICAN EXPRESS COMPANY
                  CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                  (Unaudited)


(Millions)
                                                                                       Quarters Ended
                                                         ----------------------------------------------------------------------
                                                          June 30,     March 31,     December 31,   September 30,     June 30,
                                                            2003          2003           2002            2002           2002
                                                         ----------   -----------   -------------   -------------   -----------
Revenues
  Discount revenue                                       $   2,152    $    1,976    $      2,122    $      1,967    $    1,997
  Interest and dividends, net                                  780           767             816             759           658
  Securitization income                                        630           486             518             500           540
  Management and distribution fees                             569           520             528             551           609
  Net card fees                                                455           451             435             439           429
  Cardmember lending net finance charge revenue                397           458             382             332           366
  Travel commissions and fees                                  373           340             369             342           369
  Other revenues                                             1,000         1,025           1,026           1,017           977
                                                         ----------   -----------   -------------   -------------   -----------
    Total revenues                                           6,356         6,023           6,196           5,907         5,945
Expenses
  Human resources                                            1,576         1,490           1,379           1,414         1,454
  Provision for losses and benefits                          1,075         1,110           1,250           1,073         1,104
  Marketing and promotion                                      443           364             397             403           386
  Interest                                                     231           230             270             264           277
  Other operating expenses                                   1,934         1,833           1,937           1,796         1,776
  Restructuring charges                                          -             -              14              (2)           (6)
  Disaster recovery charge                                       -             -               -               -            (7)
                                                         ----------   -----------   -------------   -------------   -----------
    Total expenses                                           5,259         5,027           5,247           4,948         4,984
                                                         ----------   -----------   -------------   -------------   -----------
Pretax income                                                1,097           996             949             959           961
Income tax provision                                           335           304             266             272           278
                                                         ----------   -----------   -------------   -------------   -----------
Net income                                               $     762    $      692    $        683    $        687    $      683
                                                         ==========   ===========   =============   =============   ===========

(Preliminary)
                           AMERICAN EXPRESS COMPANY
                               FINANCIAL SUMMARY
                                  (Unaudited)


(Millions)
                                                                                       Quarters Ended
                                                         ----------------------------------------------------------------------
                                                          June 30,     March 31,     December 31,   September 30,     June 30,
                                                            2003          2003           2002            2002           2002
                                                         ----------   -----------   -------------   -------------   -----------
REVENUES (A)
  Travel Related Services                                $   4,734    $    4,486    $      4,665    $      4,395    $    4,462
  American Express Financial Advisors                        1,496         1,411           1,444           1,388         1,351
  American Express Bank                                        200           197             188             199           180
                                                         ----------   -----------   -------------   -------------   -----------
                                                             6,430         6,094           6,297           5,982         5,993
  Corporate and other,
    including adjustments and eliminations                     (74)          (71)           (101)            (75)          (48)
                                                         ----------   -----------   -------------   -------------   -----------
CONSOLIDATED REVENUES                                    $   6,356    $    6,023    $      6,196    $      5,907    $    5,945
                                                         ==========   ===========   =============   =============   ===========
PRETAX INCOME (LOSS)
  Travel Related Services                                $     937    $      858    $        794    $        798    $      822
  American Express Financial Advisors                          209           178             206             205           202
  American Express Bank                                         39            29              36              38            27
                                                         ----------   -----------   -------------   -------------   -----------
                                                             1,185         1,065           1,036           1,041         1,051
  Corporate and other                                          (88)          (69)            (87)            (82)          (90)
                                                         ----------   -----------   -------------   -------------   -----------
PRETAX INCOME                                            $   1,097    $      996    $        949    $        959    $      961
                                                         ==========   ===========   =============   =============   ===========
NET INCOME (LOSS)
  Travel Related Services                                $     634    $      584    $        550    $        553    $      565
  American Express Financial Advisors                          157           133             153             152           145
  American Express Bank                                         27            19              24              25            18
                                                         ----------   -----------   -------------   -------------   -----------
                                                               818           736             727             730           728
  Corporate and other                                          (56)          (44)            (44)            (43)          (45)
                                                         ----------   -----------   -------------   -------------   -----------
NET INCOME                                               $     762    $      692    $        683    $        687    $      683
                                                         ==========   ===========   =============   =============   ===========

(A)  Managed net revenues are reported net of American Express Financial
     Advisors' provision for losses and benefits and exclude the effect of TRS' securitization activities. The following table reconciles consolidated GAAP revenues to Managed Basis net revenues:

       GAAP revenues                                     $   6,356    $    6,023    $      6,196    $      5,907    $    5,945
         Effect of TRS securitizations                         216           264             224             278           193
         Effect of AEFA provisions                            (526)         (506)           (539)           (487)         (458)
                                                         ----------   -----------   -------------   -------------   -----------
         Managed net revenues                            $   6,046    $    5,781    $      5,881    $      5,698    $    5,680
                                                         ==========   ===========   =============   =============   ===========

(Preliminary)
                           AMERICAN EXPRESS COMPANY
                         FINANCIAL SUMMARY (CONTINUED)
                                  (Unaudited)


                                                                                       Quarters Ended
                                                         ----------------------------------------------------------------------
                                                          June 30,     March 31,     December 31,   September 30,     June 30,
                                                            2003          2003           2002            2002           2002
                                                         ----------   -----------   -------------   -------------   -----------
EARNINGS PER SHARE

BASIC
  Earnings per common share                              $    0.59    $     0.53    $       0.52    $       0.52    $     0.52
                                                         ==========   ===========   =============   =============   ===========
  Average common shares outstanding (millions)               1,283         1,297           1,309           1,323         1,325
                                                         ==========   ===========   =============   =============   ===========

DILUTED
  Earnings per common share                              $    0.59    $     0.53    $       0.52    $       0.52    $     0.51
                                                         ==========   ===========   =============   =============   ===========
  Average common shares outstanding (millions)               1,295         1,305           1,317           1,330         1,341
                                                         ==========   ===========   =============   =============   ===========

Cash dividends declared per common share                 $    0.10    $     0.08    $       0.08    $       0.08    $     0.08
                                                         ==========   ===========   =============   =============   ===========

                       SELECTED STATISTICAL INFORMATION
                                  (Unaudited)


                                                                                       Quarters Ended
                                                         ----------------------------------------------------------------------
                                                          June 30,     March 31,     December 31,   September 30,     June 30,
                                                            2003          2003           2002            2002           2002
                                                         ----------   -----------   -------------   -------------   -----------

Return on average total shareholders' equity (A)              20.1%         20.0%           20.2%           17.8%         15.2%
Common shares outstanding (millions)                         1,286         1,298           1,305           1,325         1,332
Book value per common share                              $   11.27    $    10.84    $      10.63    $      10.55    $     9.98
Shareholders' equity (billions)                          $    14.5    $     14.1    $       13.9    $       14.0    $     13.3

(A) Computed on a trailing 12-month basis using total shareholders' equity as reported in the Consolidated Financial Statements prepared in accordance with GAAP.

(Preliminary)
                            TRAVEL RELATED SERVICES
                             STATEMENTS OF INCOME
                                  (Unaudited)


(Millions)
                                                         Quarters Ended
                                                            June 30,
                                                    ------------------------   Percentage
                                                       2003          2002       Inc/(Dec)
                                                    ----------    ----------   ----------
Net revenues:
  Discount revenue                                  $   2,152     $   1,997          7.7 %
  Net card fees                                           455           429          6.0
  Lending:
    Finance charge revenue                                512           493          4.1
    Interest expense                                      115           127         (9.2)
                                                    ---------     ---------
      Net finance charge revenue                          397           366          8.6
  Travel commissions and fees                             373           369          1.0
  Travelers Cheque investment income                       92            95         (2.2)
  Securitization income                                   630           540         16.8
  Other revenues                                          635           666         (4.7)
                                                    ---------     ---------
        Total net revenues                              4,734         4,462          6.1
                                                    ---------     ---------
Expenses:
  Marketing and promotion                                 417           365         14.5
  Provision for losses and claims:
    Charge card                                           205           280        (27.0)
    Lending                                               278           290         (4.4)
    Other                                                  37            37          1.1
                                                    ---------     ---------
      Total                                               520           607        (14.5)
  Charge card interest expense                            204           256        (20.1)
  Human resources                                         965           879          9.8
  Other operating expenses                              1,691         1,539          9.9
  Restructuring charges                                     -            (6)           -
                                                    ---------     ---------
        Total expenses                                  3,797         3,640          4.3
                                                    ---------     ---------
Pretax income                                             937           822         14.0
Income tax provision                                      303           257         18.2
                                                    ---------     ---------
Net income                                          $     634     $     565         12.1 %
                                                    =========     =========

(Preliminary)

                            TRAVEL RELATED SERVICES
                        SELECTED FINANCIAL INFORMATION
                                  (Unaudited)

Quarters Ended June 30,
(Millions)                                                                   Securitization
                                          GAAP Basis                             Effect             Managed Basis
                                    ---------------------   Percentage     -------------------   -------------------   Percentage
                                       2003        2002      Inc/(Dec)       2003       2002       2003       2002      Inc/(Dec)
                                    ---------   ---------   ----------     --------   --------   --------   --------   ----------
Net revenues:
  Discount revenue                  $  2,152    $  1,997          7.7  %
  Net card fees                          455         429          6.0
  Lending:
    Finance charge revenue               512         493          4.1      $   652    $   623    $ 1,164    $ 1,116          4.3  %
    Interest expense                     115         127         (9.2)          50         73        165        200        (17.7)
                                    ---------   ---------                  --------   --------   --------   --------
      Net finance charge revenue         397         366          8.6          602        550        999        916          9.1
  Travel commissions and fees            373         369          1.0
  Travelers Cheque investment income      92          95         (2.2)
  Securitization income                  630         540         16.8         (630)      (540)         -          -            -
  Other revenues                         635         666         (4.7)         244        183        879        849          3.6
                                    ---------   ---------                  --------   --------   --------   --------
        Total net revenues             4,734       4,462          6.1          216        193      4,950      4,655          6.3
                                    ---------   ---------                  --------   --------   --------   --------
Expenses:
  Marketing and promotion                417         365         14.5          (48)       (51)       369        314         17.6
  Provision for losses and claims:
    Charge card                          205         280        (27.0)
    Lending                              278         290         (4.4)         297        282        575        572          0.4
    Other                                 37          37          1.1
                                    ---------   ---------                  --------   --------   --------   --------
      Total                              520         607        (14.5)         297        282        817        889         (8.2)
  Charge card interest expense           204         256        (20.1)           -         (4)       204        252        (19.0)
  Human resources                        965         879          9.8
  Other operating expenses             1,691       1,539          9.9          (33)       (34)     1,658      1,505         10.2
  Restructuring charges                    -          (6)           -
                                    ---------   ---------                  --------   --------   --------   --------
        Total expenses                 3,797       3,640          4.3      $   216    $   193    $ 4,013    $ 3,833          4.7
                                    ---------   ---------                  --------   --------   --------   --------
Pretax income                            937         822         14.0
Income tax provision                     303         257         18.2
                                    ---------   ---------
Net income                          $    634    $    565         12.1  %
                                    =========   =========

Securitization income represents revenue associated with retained and subordinated interests in securitized loans, servicing income from loans sold and gains recorded at the time of securitization, excluding related discounts netted in other revenues. Management views the gains from securitizations as discretionary benefits to be used for card acquisition expenses, which are reflected in marketing and promotion expense and other operating expenses. Consequently, the above managed Selected Financial Information for the quarters ended June 30, 2003 and 2002 assume that gains of $81 million and $85 million, respectively, from lending securitizations were offset by higher marketing and promotion expense of $48 million and $51 million, respectively, and other operating expense of $33 million and $34 million, respectively. Accordingly, the incremental expenses, as well as the gains, have been eliminated.

(Preliminary)

                            TRAVEL RELATED SERVICES
                        SELECTED FINANCIAL INFORMATION
                                  (Unaudited)

Quarters Ended
(Millions)                                      GAAP Basis                  Securitization Effect             Managed Basis
                                     -----------------------------   ------------------------------   ------------------------------

                                      March   December   September    March    December   September    March    December   September
                                       31,       31,         30,       31,        31,        30,        31,        31,         30,
                                      2003      2002        2002      2003       2002       2002       2003       2002        2002
                                     -------  --------   ---------   -------   --------   ---------   -------   --------   ---------
Net revenues:
  Discount revenue                   $1,976   $  2,122   $  1,967
  Net card fees                         451        435        439
  Lending:
    Finance charge revenue              587        514        456    $  583    $   641    $    678    $ 1,170   $  1,155   $  1,134
    Interest expense                    129        132        124        64         89          98        193        221        222
                                     ------   --------   ---------   -------   --------   ---------    ------   --------   ---------
      Net finance charge revenue        458        382        332       519        552         580        977        934        912
  Travel commissions and fees           340        369        342
  Travelers Cheque investment income     92         94         96
  Securitization income                 486        518        500      (486)      (518)       (500)         -          -          -
  Other revenues                        683        745        719       231        190         198        914        935        917
                                     ------   --------   ---------   -------   --------    --------    ------   --------   ---------
        Total net revenues            4,486      4,665      4,395       264        224         278      4,750      4,889      4,673
                                     ------   --------   ---------   -------   --------    --------    ------   --------   ---------
Expenses:
  Marketing and promotion               350        371        394       (26)         -         (5)        324        371        389
  Provision for losses and claims:
    Charge card                         208        237        191
    Lending                             331        414        319       307        227         291        638        641        610
    Other                                31         26         38
                                     ------   --------   ---------   -------   --------    --------    ------   --------   ---------
      Total                             570        677        548       307        227         291        877        904        839
  Charge card interest expense          209        252        249         -         (3)         (4)       209        249        245
  Human resources                       916        852        871
  Other operating expenses            1,583      1,704      1,535       (17)         -          (4)     1,566      1,704      1,531
  Restructuring charges                   -         15          -
                                     ------   --------   ---------   -------   --------    --------   -------   --------   ---------
        Total expenses                3,628      3,871      3,597    $  264    $   224     $    278   $ 3,892   $  4,095   $  3,875
                                     ------   --------   ---------   -------   --------    --------   -------   --------   ---------
Pretax income                           858        794        798
Income tax provision                    274        244        245
                                     ------   --------   ---------
Net income                           $  584    $   550   $    553
                                     ======   ========   =========

Securitization income represents revenue associated with retained and subordinated interests in securitized loans, servicing income from loans sold and gains recorded at the time of securitization, excluding related discounts netted in other revenues. Management views the gains from securitizations as discretionary benefits to be used for card acquisition expenses, which are reflected in marketing and promotion expense and other operating expenses. Consequently, the above managed Selected Financial Information for the quarters ended March 31, 2003 and September 30, 2002 assume that gains of $43 million and $9 million, respectively, from lending securitizations were offset by higher marketing and promotion expense of $26 million and $5 million, respectively, and other operating expense of $17 million and $4 million, respectively. Accordingly, the incremental expenses, as well as the gains, have been eliminated.

(Preliminary)
                            TRAVEL RELATED SERVICES
                       SELECTED STATISTICAL INFORMATION
                                  (Unaudited)


(Billions, except percentages and where indicated)
                                                                              Quarters Ended
                                                                                  June 30,
                                                                       ----------------------------        Percentage
                                                                         2003                2002           Inc/(Dec)
                                                                       --------            --------        ----------
Total cards-in-force (millions):
  United States                                                            35.7                34.8           2.8 %
  Outside the United States (A)                                            22.9                21.1           8.2
                                                                       --------            --------
      Total                                                                58.6                55.9           4.8 %
                                                                       ========            ========
Basic cards-in-force (millions):
  United States                                                            27.3                26.7           2.1 %
  Outside the United States (A)                                            18.9                16.1           8.2   (A)
                                                                       --------            --------
      Total                                                                46.2                42.8           4.5 % (A)
                                                                       ========            ========
Card billed business
  United States                                                        $   64.6            $   58.7           9.9 %
  Outside the United States                                                21.5                19.4          10.9
                                                                       --------            --------
      Total                                                            $   86.1            $   78.1          10.1 %
                                                                       ========            ========
Average discount rate (A)                                                  2.59 %              2.65 %           -
Average basic cardmember spending (dollars) (A)                        $  2,054            $  1,993           6.6 % (A)
Average fee per card (dollars) (A)                                     $     34            $     34             -
Non-Amex brand (B):
  Cards-in-force (millions)                                                 0.7                 0.7          (0.4)
  Billed business                                                      $    1.0            $    0.9           5.7
Travel sales                                                           $    3.9            $    4.3          (8.7)%
  Travel commissions and fees/sales (C)                                     9.6 %               8.7 %           -
Travelers Cheque:
  Sales                                                                $    4.4            $    5.8         (23.2)%
  Average outstanding                                                  $    6.4            $    6.4           0.2 %
  Average investments                                                  $    6.9            $    6.7           2.4 %
  Tax equivalent yield                                                      8.4 %               8.8 %           -
Total debt                                                             $   34.2            $   34.1           0.2 %
Shareholder's equity                                                   $    7.8            $    6.8          13.9 %
Return on average total shareholder's equity (D)                           31.5 %              21.2 %           -
Return on average total assets (E)                                          3.4 %               2.1 %           -

(A) Cards-in-force include proprietary cards and cards issued under network partnership agreements outside the U.S. Average discount rate, average basic cardmember spending and average fee per card are computed from proprietary card activities only. At September 30, 2002, 1.5 million of Canadian lending cards were transferred to basic (though these types of cards were available under a supplemental card program) as the specific cards were issued under a stand-alone offer. The impact of this transfer on the quarter ended June 30, 2002 would have been to increase basic cards-in-force outside the U.S. to 17.4 million and decrease average basic cardmember spending to $1,926. Percentages of increase are calculated assuming the transfer had occurred at the time the cards were issued.

(B) This data relates to Visa and Eurocards issued in connection with joint venture activities.

(C)  Computed from information provided herein.

(D) Computed on a trailing 12-month basis using total shareholder's equity as reported in the Consolidated Financial Statements prepared in accordance with GAAP.

(E) Computed on a trailing 12-month basis using total assets as reported in the Consolidated Financial Statements prepared in accordance with GAAP.

(Preliminary)
                            TRAVEL RELATED SERVICES
                 SELECTED STATISTICAL INFORMATION (CONTINUED)
                                  (Unaudited)


(Billions, except percentages and where indicated)
                                                          Quarters Ended
                                                             June 30,
                                               ------------------------------------            Percentage
                                                  2003                       2002               Inc/(Dec)
                                               ---------                  ---------            ---------
Charge card receivables:
  Total receivables                            $   26.0                   $    24.6                 5.7 %
  90 days past due as a % of total                  2.1 %                       2.6 %                 -
  Loss reserves (millions)                     $    943                   $   1,039                (9.3)%
    % of receivables                                3.6 %                       4.2 %                 -
    % of 90 days past due                           171 %                       164 %                 -
  Net loss ratio                                   0.29 %                      0.40 %                 -

U.S. Lending (Owned Basis):
  Total loans                                  $   16.5                   $    14.1                16.8 %
  Past due loans as a % of total:
    30-89 days                                      1.7 %                       1.9 %                 -
    90+ days                                        1.1 %                       1.2 %                 -
  Loss reserves (millions):
    Beginning balance                          $    790                   $     676                16.9 %
      Provision                                     165                         176                (6.8)
      Net charge-offs/other                        (182)                       (225)              (19.2)
                                               ---------                  ---------
    Ending balance                             $    773                   $     627                23.2 %
                                               =========                  =========
    % of loans                                      4.7 %                       4.4 %                 -
    % of past due                                   169 %                       140 %                 -
  Average loans                                $   16.1                   $    14.7                 9.6 %
  Net write-off rate                                4.9 %                       6.3 %                 -

U.S. Lending - Managed Basis:
  Total loans                                  $   36.0                   $    31.6                14.0 %
  Past due loans as a % of total:
    30-89 days                                      1.7 %                       1.9 %                 -
    90+ days                                        1.0 %                       1.2 %                 -
  Loss reserves (millions):
    Beginning balance                          $  1,347                   $   1,144                17.7 %
      Provision                                     461                         458                 0.7
      Net charge-offs/other                        (458)                       (481)               (4.7)
                                               ---------                  ---------
    Ending balance                             $  1,350                   $   1,121                20.4 %
                                               =========                  =========
    % of loans                                      3.7 %                       3.5 %                 -
    % of past due                                   136 %                       115 %                 -
  Average loans                                $     35.3                 $    31.8                11.2 %
  Net write-off rate                                5.4 %                       6.2 %                 -
  Net interest yield                                8.9 %                       9.8 %                 -

(Preliminary)
                            TRAVEL RELATED SERVICES
                             STATEMENTS OF INCOME
                                  (Unaudited)


(Millions)                                                                             Quarters Ended
                                                         ----------------------------------------------------------------------
                                                          June 30,     March 31,     December 31,   September 30,     June 30,
                                                            2003          2003           2002            2002           2002
                                                         ----------   -----------   -------------   -------------   -----------
Net revenues:
  Discount revenue                                        $  2,152     $   1,976     $     2,122     $     1,967     $   1,997
  Net card fees                                                455           451             435             439           429
  Lending:
    Finance charge revenue                                     512           587             514             456           493
    Interest expense                                           115           129             132             124           127
                                                         ----------   -----------   -------------   -------------   -----------
      Net finance charge revenue                               397           458             382             332           366
  Travel commissions and fees                                  373           340             369             342           369
  Travelers Cheque investment income                            92            92              94              96            95
  Securitization income                                        630           486             518             500           540
  Other revenues                                               635           683             745             719           666
                                                         ----------   -----------   -------------   -------------   -----------
        Total net revenues                                   4,734         4,486           4,665           4,395         4,462
                                                         ----------   -----------   -------------   -------------   -----------
Expenses:
  Marketing and promotion                                      417           350             371             394           365
  Provision for losses and claims:
    Charge card                                                205           208             237             191           280
    Lending                                                    278           331             414             319           290
    Other                                                       37            31              26              38            37
                                                         ----------   -----------   -------------   -------------   -----------
      Total                                                    520           570             677             548           607
  Charge card interest expense                                 204           209             252             249           256
  Human resources                                              965           916             852             871           879
  Other operating expenses                                   1,691         1,583           1,704           1,535         1,539
  Restructuring charges                                          -             -              15               -           (6)
                                                         ----------   -----------   -------------   -------------   -----------
        Total expenses                                       3,797         3,628           3,871           3,597         3,640
                                                         ----------   -----------   -------------   -------------   -----------
Pretax income                                                  937           858             794             798           822
Income tax provision                                           303           274             244             245           257
                                                         ----------   -----------   -------------   -------------   -----------
Net income                                                $    634     $     584     $       550     $       553     $     565
                                                         ==========   ===========   =============   =============   ===========

(Preliminary)
                            TRAVEL RELATED SERVICES
                      SELECTED MANAGED BASIS INFORMATION
                                  (Unaudited)


(Millions)                                                                             Quarters Ended
                                                         ----------------------------------------------------------------------
                                                          June 30,       March 31,   December 31,   September 30,     June 30,
                                                            2003          2003           2002            2002           2002
                                                         ----------   -----------   -------------   -------------   -----------

 Lending finance charge revenue                           $  1,164     $   1,170     $     1,155     $     1,134     $   1,116
 Lending interest expense                                      165           193             221             222           200
 Other revenues                                                879           914             935             917           849
 Marketing and promotion                                       369           324             371             389           314
 Lending provision                                             575           638             641             610           572
 Charge card interest expense                                  204           209             249             245           252
 Other operating expenses                                    1,658         1,566           1,704           1,531         1,505

(Preliminary)
                            TRAVEL RELATED SERVICES
                       SELECTED STATISTICAL INFORMATION
                                  (Unaudited)


(Billions, except percentages and where indicated)

                                                                                       Quarters Ended
                                                         ----------------------------------------------------------------------
                                                          June 30,     March 31,     December 31,   September 30,     June 30,
                                                            2003          2003           2002            2002           2002
                                                         ----------   -----------   -------------   -------------   -----------
Total cards-in-force (millions):
  United States                                              35.7          35.4            35.1            34.8          34.8
  Outside the United States (A)                              22.9          22.4            22.2            21.6          21.1
                                                         ----------   -----------   -------------   -------------   -----------
      Total                                                  58.6          57.8            57.3            56.4          55.9
                                                         ==========   ===========   =============   =============   ===========
Basic cards-in-force (millions):
  United States                                              27.3          27.1            26.9            26.7          26.7
  Outside the United States (A)                              18.9          18.5            18.3            17.8          16.1
                                                         ----------   -----------   -------------   -------------   -----------
      Total                                                  46.2          45.6            45.2            44.5          42.8
                                                         ==========   ===========   =============   =============   ===========
Card billed business
  United States                                          $   64.6     $    58.9     $      62.9     $      58.2     $    58.7
  Outside the United States                                  21.5          19.9            21.2            19.4          19.4
                                                         ----------   -----------   -------------   -------------   -----------
      Total                                              $   86.1     $    78.8     $      84.1     $      77.6     $    78.1
                                                         ==========   ===========   =============   =============   ===========
Average discount rate (A)                                    2.59 %        2.60 %          2.62 %          2.63 %        2.65 %
Average basic cardmember spending (dollars) (A)          $  2,054     $   1,894     $     2,050     $     1,906     $   1,993
Average fee per card - managed (dollars) (A)             $     34     $      35     $        34     $        34     $      34
Non-Amex brand (B):
  Cards-in-force (millions)                                   0.7           0.7             0.7             0.7           0.7
  Billed business                                        $    1.0     $     0.9     $       1.0     $       0.9     $     0.9
Travel sales                                             $    3.9     $     3.7     $       3.8     $       3.7     $     4.3
  Travel commissions and fees/sales (C)                       9.6 %         9.3 %           9.6 %           9.3 %         8.7 %
Travelers Cheque:
  Sales                                                  $    4.4     $     4.1     $       4.8     $       6.9     $     5.8
  Average outstanding                                    $    6.4     $     6.5     $       6.5     $       7.0     $     6.4
  Average investments                                    $    6.9     $     6.9     $       6.8     $       7.3     $     6.7
  Tax equivalent yield                                        8.4 %         8.6 %           8.7 %           8.4 %         8.8 %
Total debt                                               $   34.2     $    34.1     $      36.4     $      33.2     $    34.1
Shareholder's equity                                     $    7.8     $     7.5     $       7.3     $       7.4     $     6.8
Return on average total shareholder's equity (D)             31.5 %        31.3 %          30.3 %          25.4 %        21.2 %
Return on average total assets (E)                            3.4 %         3.3 %           3.2 %           2.6 %         2.1 %

(A) Cards-in-force include proprietary cards and cards issued under network partnership agreements outside the U.S. Average discount rate, average basic cardmember spending and average fee per card are computed from proprietary card activities only. At September 30, 2002, 1.5 million of Canadian lending cards were transferred to basic (though these types of cards were available under a supplemental card program) as the specific cards were issued under a stand-alone offer. The impact of this transfer on the quarter ended June 30, 2002 would have been to increase basic cards-in-force outside the U.S. to 17.4 million and decrease average basic cardmember spending to $1,926. Percentages of increase are calculated assuming the transfer had occurred at the time the cards were issued.

(B) This data relates to Visa and Eurocards issued in connection with joint venture activities.

(C)  Computed from information provided herein.

(D) Computed on a trailing 12-month basis using total shareholder's equity as reported in the Consolidated Financial Statements prepared in accordance with GAAP.

(E) Computed on a trailing 12-month basis using total assets as reported in the Consolidated Financial Statements prepared in accordance with GAAP.

(Preliminary)
                            TRAVEL RELATED SERVICES
                 SELECTED STATISTICAL INFORMATION (CONTINUED)
                                  (Unaudited)


(Billions, except percentages and where indicated)

                                                                                       Quarters Ended
                                                         ------------------------------------------------------------------------
                                                          June 30,     March 31,     December 31,   September 30,       June 30,
                                                            2003          2003           2002            2002             2002
                                                         ----------   -----------   -------------   -------------     -----------

Charge card receivables:
  Total receivables                                      $   26.0     $    24.3     $      26.3     $     24.1        $    24.6
  90 days past due as a % of total                            2.1 %         2.4 %           2.2 %          2.4 %            2.6 %
  Loss reserves (millions)                               $    943     $     923     $       930     $      934  (A)   $   1,039
    % of receivables                                          3.6 %         3.8 %           3.5 %          3.9 %            4.2 %
    % of 90 days past due                                     171 %         159 %           162 %          161 %            164 %
  Net loss ratio                                             0.29 %        0.28 %          0.32 %         0.40 %           0.40 %

U.S. Lending (Owned Basis):
  Total loans                                            $   16.5     $    16.5     $      17.1     $     14.9        $    14.1
  Past due loans as a % of total:
    30-89 days                                                1.7 %         1.9 %           2.0 %          2.0 %            1.9 %
    90+ days                                                  1.1 %         1.2 %           1.3 %          1.2 %            1.2 %
  Loss reserves (millions):
    Beginning balance                                    $    790     $     798     $       669     $      627        $     676
      Provision                                               165           200             318            217              176
      Net charge-offs/other                                  (182)         (208)           (189)          (175)            (225)
                                                         ----------   -----------   -------------   -------------     -----------
    Ending balance                                       $    773     $     790     $       798     $      669        $     627
                                                         ==========   ===========   =============   =============     ===========
    % of loans                                                4.7 %         4.8 %           4.7 %          4.5 %            4.4 %
    % of past due                                             169 %         155 %           143 %          139 %            140 %
  Average loans                                          $   16.1     $    16.6     $      15.7     $     14.2        $    14.7
  Net write-off rate                                          4.9 %         5.4 %           5.2 %          5.5 %            6.3 %

U.S. Lending - Managed Basis:
  Total loans                                            $   36.0     $    34.6     $      34.3     $     32.2        $    31.6
  Past due loans as a % of total:
    30-89 days                                                1.7 %         1.9 %           1.9 %          2.0 %            1.9 %
    90+ days                                                  1.0 %         1.2 %           1.2 %          1.2 %            1.2 %
  Loss reserves (millions):
    Beginning balance                                    $  1,347     $   1,297     $     1,193     $    1,121        $   1,144
      Provision                                               461           507             547            507              458
      Net charge-offs/other                                  (458)         (457)           (443)          (435) (A)        (481)
                                                         ----------   -----------   -------------   -------------     -----------
    Ending balance                                       $  1,350     $   1,347     $     1,297     $    1,193  (A)   $   1,121
                                                         ==========   ===========   =============   =============     ===========
    % of loans                                                3.7 %         3.9 %           3.8 %          3.7 %            3.5 %
    % of past due                                             136 %         127 %           120 %          118 %(A)         115 %
  Average loans                                          $   35.3     $    34.2     $      32.9     $     32.2        $    31.8
  Net write-off rate                                          5.4 %         5.5 %           5.5 %          5.7 %(A)         6.2 %
  Net interest yield                                          8.9 %         9.4 %           9.8 %          9.7 %            9.8 %

(A) Revised as per the 8-K filed with the SEC on December 16, 2002.

(Preliminary)
                      AMERICAN EXPRESS FINANCIAL ADVISORS
                             STATEMENTS OF INCOME
                                  (Unaudited)


(Millions)

                                                                    Quarters Ended
                                                                       June 30,
                                                             ----------------------------     Percentage
                                                                 2003            2002          Inc/(Dec)
                                                             ------------    ------------     ----------
Revenues:
  Investment income                                          $      571      $      435           31.3 %
  Management and distribution fees                                  571             609           (6.1)
  Other revenues                                                    354             307           14.8
                                                             ------------    ------------
    Total revenues                                                1,496           1,351           10.7
                                                             ------------    ------------

Expenses:
  Provision for losses and benefits:
    Annuities                                                       280             245           14.3
    Insurance                                                       187             181            3.7
    Investment certificates                                          59              32           83.1
                                                             ------------    ------------
      Total                                                         526             458           14.9
  Human resources                                                   508             493            2.9
  Other operating expenses                                          253             205           23.2
  Disaster recovery charge                                            -              (7)             -
                                                             ------------    ------------
    Total expenses                                                1,287           1,149           11.9
                                                             ------------    ------------
Pretax income                                                       209             202            3.7
Income tax provision                                                 52              57           (6.7)
                                                             ------------    ------------
Net income                                                   $      157      $      145            7.7 %
                                                             ============    ============

(Preliminary)
                      AMERICAN EXPRESS FINANCIAL ADVISORS
                       SELECTED STATISTICAL INFORMATION
                                  (Unaudited)


(Millions, except where indicated)

                                                                    Quarters Ended
                                                                       June 30,
                                                             ----------------------------     Percentage
                                                                 2003            2002          Inc/(Dec)
                                                             ------------    ------------     ----------

Investments (billions) (A)                                   $     42.4      $     33.9           25.1 %
Client contract reserves (billions)                          $     40.2      $     34.0           18.4 %
Shareholder's equity (billions)                              $      6.7      $      5.7           16.6 %
Return on average total shareholder's equity (B)                    9.6 %          11.6 %            -

Life insurance inforce (billions)                            $    124.4      $    114.2            8.9 %
Assets owned, managed or
  administered (billions):
    Assets managed for institutions                          $     43.8      $     46.5           (6.0)%
    Assets owned, managed or administered
      for individuals:
      Owned assets:
        Separate account assets                                    24.1            24.6           (2.1)
        Other owned assets                                         52.2            44.4           17.7
                                                             ------------    ------------
          Total owned assets                                       76.3            69.0           10.6
      Managed assets                                               87.3            89.7           (2.6)
      Administered assets                                          37.4            32.9           13.8
                                                             ------------    ------------
        Total                                                $    244.8      $    238.1            2.8 %
                                                             ============    ============
Market appreciation (depreciation) during
  the period:
  Owned assets:
    Separate account assets                                  $    2,620      $   (2,675)             #
    Other owned assets                                       $      399      $      516          (22.7)%
  Managed assets                                             $    9,457      $   (9,123)             #

Cash sales:
  Mutual funds                                               $    7,150      $    8,940          (20.0)%
  Annuities                                                       2,581           2,054           25.7
  Investment certificates                                         1,607           1,186           35.5
  Life and other insurance products                                 188             175            7.8
  Institutional                                                     722             376           92.3
  Other                                                           1,531           1,504            1.7
                                                             ------------    ------------
Total cash sales                                             $   13,779      $   14,235           (3.2)%
                                                             ============    ============

Number of financial advisors                                     11,667          11,360            2.7 %
Fees from financial plans and advice services                $     33.5      $     30.0           11.5 %
Percentage of total sales from financial plans
  and advice services                                              74.0 %          72.7 %            -

# - Denotes a variance of more than 100%.

(A)  Excludes cash, derivatives, short-term and other investments.

(B) Computed on a trailing 12-month basis using total shareholder's equity as reported in the Consolidated Financial Statements prepared in accordance with GAAP.

(Preliminary)
                      AMERICAN EXPRESS FINANCIAL ADVISORS
                             STATEMENTS OF INCOME
                                  (Unaudited)


(Millions)

                                                                                       Quarters Ended
                                                         ----------------------------------------------------------------------
                                                          June 30,     March 31,     December 31,   September 30,     June 30,
                                                            2003          2003           2002            2002           2002
                                                         ----------   -----------   -------------   -------------   -----------
Revenues:
  Investment income                                      $    571     $     558     $       577     $       517     $     435
  Management and distribution fees                            571           522             535             551           609
  Other revenues                                              354           331             332             320           307
                                                         ----------   -----------   -------------   -------------   -----------
    Total revenues                                          1,496         1,411           1,444           1,388         1,351
                                                         ----------   -----------   -------------   -------------   -----------
Expenses:
  Provision for losses and benefits:
    Annuities                                                 280           273             283             259           245
    Insurance                                                 187           192             203             182           181
    Investment certificates                                    59            41              53              46            32
                                                         ----------   -----------   -------------   -------------   -----------
      Total                                                   526           506             539             487           458
  Human resources                                             508           479             449             457           493
  Other operating expenses                                    253           248             250             239           205
  Disaster recovery charge                                      -             -               -               -            (7)
                                                         ----------   -----------   -------------   -------------   -----------
    Total expenses                                          1,287         1,233           1,238           1,183         1,149
                                                         ----------   -----------   -------------   -------------   -----------
Pretax income                                                 209           178             206             205           202
Income tax provision                                           52            45              53              53            57
                                                         ----------   -----------   -------------   -------------   -----------
Net income                                               $    157     $     133     $       153     $       152     $     145
                                                         ==========   ===========   =============   =============   ===========

(Preliminary)
                      AMERICAN EXPRESS FINANCIAL ADVISORS
                       SELECTED STATISTICAL INFORMATION
                                  (Unaudited)


(Millions)

                                                                                       Quarters Ended
                                                         ----------------------------------------------------------------------
                                                          June 30,     March 31,     December 31,   September 30,     June 30,
                                                            2003          2003           2002            2002           2002
                                                         ----------   -----------   -------------   -------------   -----------

Investments (billions) (A)                               $   42.4     $    40.3     $      38.2     $      35.8     $    33.9
Client contract reserves (billions)                      $   40.2     $    38.6     $      37.3     $      36.1     $    34.0
Shareholder's equity (billions)                          $    6.7     $     6.3     $       6.3     $       6.2     $     5.7
Return on average total shareholder's equity (B)              9.6 %         9.8 %          10.9 %          11.3 %        11.6 %

Life insurance inforce (billions)                        $  124.4     $   121.4     $     119.0     $     116.3     $   114.2
Assets owned, managed or
  administered (billions):
    Assets managed for institutions                      $   43.8     $    41.4     $      42.3     $      43.3     $    46.5
    Assets owned, managed or administered
      for individuals:
      Owned assets:
        Separate account assets                              24.1          21.3            22.0            21.1          24.6
        Other owned assets                                   52.2          51.5            51.7            47.8          44.4
                                                         ----------   -----------   -------------   -------------   -----------
          Total owned assets                                 76.3          72.8            73.7            68.9          69.0
      Managed assets                                         87.3          79.9            81.6            79.4          89.7
      Administered assets                                    37.4          34.0            33.0            29.9          32.9
                                                         ----------   -----------   -------------   -------------   -----------
        Total                                            $  244.8     $   228.1     $     230.6     $     221.5     $   238.1
                                                         ==========   ===========   =============   =============   ===========
Market appreciation (depreciation) during
  the period:
  Owned assets:
    Separate account assets                              $  2,620     $    (471)    $     1,040     $    (3,143)    $  (2,675)
    Other owned assets                                   $    399     $      20     $        23     $       637     $     516
  Managed assets                                         $  9,457     $  (1,145)    $     3,334     $   (11,013)    $  (9,123)

Cash sales:
  Mutual funds                                           $  7,150     $   6,800     $     6,563     $     7,693     $   8,940
  Annuities                                                 2,581         2,205           2,284           2,656         2,054
  Investment certificates                                   1,607         1,067             959           1,299         1,186
  Life and other insurance products                           188           162             182             170           175
  Institutional                                               722         1,036             756             781           376
  Other                                                     1,531         1,683           1,269           1,399         1,504
                                                         ----------   -----------   -------------   -------------   -----------
Total cash sales                                         $ 13,779     $  12,953     $    12,013     $    13,998     $  14,235
                                                         ==========   ===========   =============   =============   ===========

Number of financial advisors                               11,667        11,606          11,689          11,353        11,360
Fees from financial plans and advice services            $   33.5     $    31.7     $      26.8     $      27.4     $    30.0
Percentage of total sales from financial plans
  and advice services                                        74.0 %        75.6 %          74.4 %          73.0 %        72.7 %

(A)  Excludes cash, derivatives, short-term and other investments.

(B) Computed on a trailing 12-month basis using total shareholder's equity as reported in the Consolidated Financial Statements prepared in accordance with GAAP.

(Preliminary)
                             AMERICAN EXPRESS BANK
                             STATEMENTS OF INCOME
                                  (Unaudited)


(Millions)
                                                                  Quarters Ended
                                                                     June 30,
                                                             ------------------------    Percentage
                                                                2003          2002        Inc/(Dec)
                                                             ----------    ----------    ----------
Net revenues:
  Interest income                                            $      148    $      149        (0.7)%
  Interest expense                                                   57            60        (4.7)
                                                             ----------    ----------
    Net interest income                                              91            89         1.9
  Commissions and fees                                               57            53         7.5
  Foreign exchange income & other revenues                           52            38        35.9
                                                             ----------    ----------
    Total net revenues                                              200           180        10.8
                                                             ----------    ----------

Expenses:
  Human resources                                                    64            60         5.0
  Other operating expenses                                           70            55        27.5
  Provision for losses                                               27            38       (27.6)
                                                             ----------    ----------
    Total expenses                                                  161           153         5.1
                                                             ----------    ----------
Pretax income                                                        39            27        43.4
Income tax provision                                                 12             9        39.5
                                                             ----------    ----------
Net income                                                   $       27      $     18        45.2 %
                                                             ==========    ==========

(Preliminary)
                             AMERICAN EXPRESS BANK
                       SELECTED STATISTICAL INFORMATION
                                  (Unaudited)


(Billions, except where indicated)
                                                                 Quarters Ended
                                                                     June 30,
                                                             ------------------------    Percentage
                                                                2003          2002        Inc/(Dec)
                                                             ----------    ----------    ----------

Total shareholder's equity (millions)                        $    955      $    812          17.5 %
Return on average total common shareholder's equity (A)          11.4 %        (0.4)%           -
Return on average total assets (B)                               0.75 %       (0.02)%           -
Total loans                                                  $    5.8      $    5.6           4.7 %
Total non-performing loans (millions) (C)                    $    102      $    121         (15.5)%
Other non-performing assets (millions)                       $     16      $      2             #
Reserve for credit losses (millions) (D)                     $    151      $    160          (5.6)%
Loan loss reserves as a % of total loans                          2.4 %         2.8 %           -
Total Personal Financial Services (PFS) loans                $    1.5      $    1.8         (17.2)%
30+ days past due PFS loans as a % of total                       5.5 %         4.6 %           -
Deposits                                                     $   10.1      $    8.7          15.6 %
Assets managed (E) / administered                            $   14.1      $   12.4          14.3 %
Assets of non-consolidated joint
  ventures                                                   $    1.8      $    1.9          (2.6)%
Risk-based capital ratios:
  Tier 1                                                         10.5 %        10.1 %           -
  Total                                                          10.7 %        10.6 %           -
Leverage ratio                                                    5.5 %         5.2 %           -

# Denotes a variance of more than 100%.

(A) Computed on a trailing 12-month basis using total common shareholder's equity as reported in the Consolidated Financial Statements prepared in accordance with GAAP.

(B) Computed on a trailing 12-month basis using total assets as reported in the Consolidated Financial Statements prepared in accordance with GAAP.

(C) AEB defines non-performing loans as loans (other than certain smaller-balance consumer loans) on which the accrual of interest is discontinued because the contractual payment of principal or interest has become 90 days past due or if, in management's opinion, the borrower is unlikely to meet its contractual obligations. For smaller-balance consumer loans, management establishes reserves it believes to be adequate to absorb credit losses inherent in the portfolio. Generally, these loans are written off in full when an impairment is determined or when the loan becomes 120 or 180 days past due, depending on loan type.

(D) Allocation (millions):

     Loans                                                   $    142      $    153
     Other assets, primarily foreign exchange
           and other derivatives                                    5             6
     Unfunded contingents                                           4             1
                                                             ----------    ----------
        Total reserve for credit losses                      $    151      $    160
                                                             ==========    ==========

(E)  Includes assets managed by American Express Financial Advisors.

(Preliminary)
                             AMERICAN EXPRESS BANK
                             STATEMENTS OF INCOME
                                  (Unaudited)


(Millions)
                                                                                      Quarters Ended
                                                         ----------------------------------------------------------------------
                                                          June 30,     March 31,     December 31,   September 30,     June 30,
                                                            2003          2003           2002            2002           2002
                                                         ----------   -----------   -------------   -------------   -----------
Net revenues:
  Interest income                                        $    148     $     149     $       156     $       158     $     149
  Interest expense                                             57            60              65              63            60
                                                         ----------   -----------   -------------   -------------   -----------
    Net interest income                                        91            89              91              95            89
  Commissions and fees                                         57            55              58              54            53
  Foreign exchange income & other revenues                     52            53              39              50            38
                                                         ----------   -----------   -------------   -------------   -----------
    Total net revenues                                        200           197             188             199           180
                                                         ----------   -----------   -------------   -------------   -----------

Expenses:
  Human resources                                              64            61              59              62            60
  Other operating expenses                                     70            73              63              64            55
  Provision for losses                                         27            34              31              37            38
  Restructuring charges*                                        -             -              (1)             (2)            -
                                                         ----------   -----------   -------------   -------------   -----------
    Total expenses                                            161           168             152             161           153
                                                         ----------   -----------   -------------   -------------   -----------
Pretax income                                                  39            29              36              38            27
Income tax provision                                           12            10              12              13             9
                                                         ----------   -----------   -------------   -------------   -----------
Net income                                               $     27     $      19     $        24     $        25     $      18
                                                         ==========   ===========   =============   =============   ===========

* The fourth and third quarter 2002 restructuring charge amounts represent reversals of 2001 charges of $2.5 million ($1.6 million after-tax) and $5.9 million ($3.8 million after-tax), respectively. These amounts were partially offset by fourth and third quarter 2002 restructuring charges of $1.5 million ($0.7 million after-tax) and $3.9 million ($2.4 million after-tax), respectively. The fourth quarter 2002 restructuring charge was comprised of primarily severance costs. The third quarter 2002 restructuring charge was comprised of $2.0 million pretax of severance costs and $1.9 million pretax of other charges.

(Preliminary)
                             AMERICAN EXPRESS BANK
                       SELECTED STATISTICAL INFORMATION
                                  (Unaudited)


(Billions, except where indicated)
                                                                                      Quarters Ended
                                                         ----------------------------------------------------------------------
                                                          June 30,     March 31,    December 31,    September 30,     June 30,
                                                            2003         2003           2002            2002            2002
                                                         ----------   -----------   -------------   -------------   -----------

Total shareholder's equity (millions)                    $    955     $     918     $       947     $       899     $     812
Return on average total common shareholder's equity (A)      11.4 %        10.9 %          10.6 %           9.1 %        (0.4)%
Return on average total assets (B)                           0.75 %        0.71 %          0.66 %          0.55 %       (0.02)%
Total loans                                              $    5.8     $     5.7     $       5.6     $       5.5     $     5.6
Total non-performing loans (millions) (C)                $    102     $     106     $       119     $       120     $     121
Other non-performing assets (millions)                   $     16     $      15     $        15     $        17     $       2
Reserve for credit losses (millions) (D)                 $    151     $     155     $       158     $       166     $     160
Loan loss reserves as a % of total loans                      2.4 %         2.5 %           2.7 %           2.8 %         2.8 %
Total Personal Financial Services (PFS) loans            $    1.5     $     1.5     $       1.6     $       1.6     $     1.8
30+ days past due PFS loans as a % of total                   5.5 %         5.0 %           5.4 %           4.9 %         4.6 %
Deposits                                                 $   10.1     $     9.5     $       9.5     $       8.6     $     8.7
Assets managed (E) / administered                        $   14.1     $    13.1     $      12.5     $      12.2     $    12.4
Assets of non-consolidated joint
  ventures                                               $    1.8     $     1.7     $       1.8     $       1.8     $     1.9
Risk-based capital ratios:
  Tier 1                                                     10.5 %        10.8 %          10.9 %          10.2 %        10.1 %
  Total                                                      10.7 %        11.0 %          11.4 %          10.9 %        10.6 %
Leverage ratio                                                5.5 %         5.5 %           5.3 %           5.3 %         5.2 %


(A) Computed on a trailing 12-month basis using total common shareholder's equity as reported in the Consolidated Financial Statements prepared in accordance with GAAP.

(B) Computed on a trailing 12-month basis using total assets as reported in the Consolidated Financial Statements prepared in accordance with GAAP.

(C) AEB defines non-performing loans as loans (other than certain smaller-balance consumer loans) on which the accrual of interest is discontinued because the contractual payment of principal or interest has become 90 days past due or if, in management's opinion, the borrower is unlikely to meet its contractual obligations. For smaller-balance consumer loans, management establishes reserves it believes to be adequate to absorb credit losses inherent in the portfolio. Generally, these loans are written off in full when an impairment is determined or when the loan becomes 120 or 180 days past due, depending on loan type.

(D)  Allocation (millions):

        Loans                                            $    142     $     145     $       151     $       156     $     153
        Other assets, primarily foreign exchange
             and other derivatives                             5              5               6               9             6
        Unfunded contingents                                   4              5               1               1             1
                                                         ----------   -----------   -------------   -------------   -----------
          Total reserve for credit losses                $   151      $     155     $       158     $       166     $     160
                                                         ==========   ===========   =============   =============   ===========

(E)  Includes assets managed by American Express Financial Advisors.